Exhibit 10.25

AMENDMENT NO. 1

TO

PURCHASE AGREEMENT AND PROMISSORY NOTE

THIS Amendment No. 1 to Purchase Agreement is entered into as of August 31, 2021, by and among by and among NUTRIBAND INC., a Nevada corporation (“Nutriband”), POCONO PHARMACEUTICALS, INC., a Delaware corporation (“NBI Sub”), and POCONO COATED PRODUCTS, LLC, a Pennsylvania limited liability company (“Pocono”) and ACTIVE INTELLIGENCE, LLC, a North Carolina limited liability company (“AI”), surviving as successor entity to POCONO PCP SUB, INC., a Delaware corporation (“PCP Sub”); and it amends the Purchase Agreement (the “Purchase Agreement”) by and between such parties dated as of August 31, 2020, and further amends the Promissory Note dated August 31, 2020, issued by Nutriband to Pocono, in the principal amount of $1,500,000 and due August 31, 2021 (the “Note”). Capitalized terms used but not otherwise defined in this Amendment shall have the meanings ascribed to them in the Purchase Agreement. References to Sections and Schedules in this Amendment are references to Sections and Schedules of the Purchase Agreement unless otherwise expressly stated in this Amendment.

BACKGROUND

The parties hereto entered into the Purchase Agreement for the purpose of effecting PCP Sub’s transfer certain assets to NBI Sub in a tax-free reorganization pursuant to Section 368(a)(1)(C) of the Code on the terms and conditions set forth in the Purchase Agreement. The Parties now desire to enter into this Amendment in accordance with Section 8.2 of the Purchase Agreement.

STATEMENT OF AMENDMENT

In consideration of the premises and the mutual promises and agreements contained herein, and for other good and valuable consideration, the receipt, mutuality and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1.	Section 2.1 of the Purchase Agreement provides that the Closing Date shall occur at 9.00am (or such other time as the parties agree) on the date that is five (5) Business Days after the date that the last of the Conditions are satisfied or waived, or such other date as agreed between the parties in writing.

2.	The Parties agree that the Closing Date shall be effective as of September 1, 2020.

3.	Section 5.3(a) provides that if upon the one (1) year anniversary of the Closing Date, Nutriband has not (A) completed the Listing, and (B) paid the Note in full, Pocono will have the unilateral right, in its sole and absolute discretion, to exercise its rights under the Security Agreement to reacquire the Assets.

4.	The Parties agree to extend the time limit set forth in Section 5.3(a) until September 30, 2021.

5.	Effective as of December 31, 2020, the PCP Sub was dissolved pursuant to a plan of liquidation with AI surviving as successor entity thereto. The parties acknowledge AI as the successor entity hereunder and signatory hereto.

6.	This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which counterparts shall together constitute one and the same instrument.

7.	This Amendment shall be construed pursuant to and governed by the laws of the State of Delaware

8.	The Purchase Agreement shall continue in full force and effect in all other aspects except as modified herein.

9.	The Parties agree to amend the Note in the first paragraph thereof to provide that the maturity date of the Note is amended from August 31, 2021 to September 30, 2021.

(Signature Page Follows)

IN WITNESS WHEREOF, Nutriband, NBI Sub, Pocono Coated Products, LLC and PCP Sub have executed this Amendment on and as of the date first written above.

Address and email	Signature

121 South Orange Ave., Suite 1500	NUTRIBAND INC.
Orlando, Florida 32801
Email: gareth@nutriband.com	By:	/s/ Gareth Sheridan
Gareth Sheridan, CEO

121 South Orange Ave., Suite 1500	NBI Sub
Orlando, Florida 32801
Email: gareth@nutriband.com	By:	Nutriband, Inc.
	Its:	Sole Shareholder

		By:	/s/ Gareth Sheridan
		Name:	Gareth Sheridan
		Its:	CEO

100 Sweetree Street, Cherryville, N.C.	Pocono CoateddProducts, LLC
Email:
	By:	/s/ Rick Myer
	Name:	Rick Myer
	Its:	Member

	By:	/s/ Michael Myer
	Name:	Michael Myer
	Its:	Member

	By:	/s/ William Myer
	Name:	William Myer
	Its:	Member

100 Sweetree Street, Cherryville, N.C.	PCP Sub
Email:
	By:	Pocono Coated Products, LLC
	Its:	Sole Shareholder

		By:	/s/ Rick Myer
		Name:	Rick Myer
		Its:	Member

		By:	/s/ Michael Myer
		Name:	Michael Myer
		Its:	Member

		By:	/s/ William Myer
		Name:	William Myer
		Its:	Member

100 Sweetree Street, Cherryville, N.C.	ACTIVE INTELLIGENCE, LLC
Email:
		By:	/s/ Michael Myer (Equality Capital, Inc.
		Name:	Michael Myer (Equality Capital, Inc.)
		Its:	Member

		By:	/s/ William Myer (Pocono Coated Products, LLC)
		Name:	William Myer (Pocono Coated Products, LLC)
		Its:	Member

[Signature Page to Amendment No. 1 to Asset Purchase Agreement]